Pursuant to Rule 497(e)
Registration No. 333-11283

SunAmerica Focused Series, Inc. (the “Fund”)

Focused Value Portfolio (the “Portfolio”)

Supplement dated December 9, 2010 to the Prospectus

dated February 26, 2010, as supplemented and amended to date

On December 6, 2010, the Board of Directors of the Fund approved a change in the Focused Value Portfolio’s name to the “SunAmerica Strategic Value Portfolio,” along with certain changes to the Portfolio’s principal investment strategies and techniques. In particular, the Portfolio will no longer be managed as a “focused” fund but rather will employ a “buy and hold” strategy with approximately 100 securities selected annually from the Russell 3000 Value Index. In connection with these changes, Kinetics will no longer act as subadviser to the Portfolio. SunAmerica, the investment adviser to the Portfolio, will assume portfolio management responsibility for the Portfolio, with Mr. Brendan Voege serving as the portfolio manager. In addition, the advisory fee payable to SunAmerica pursuant to the Investment Advisory and Management Agreement will decrease from an annual rate of 1.00% of the Portfolio’s average daily net assets to an annual rate of 0.75% of the Portfolio’s average daily net assets.

These changes will become effective on or about February 28, 2011, at which point an updated prospectus reflecting these changes will be mailed to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s investment strategies, techniques and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined have the meanings assigned to them in the prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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